SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                                   ASA LIMITED
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                (Name of Registrant as Specified In Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*

        ------------------------------------------------------------------------

     4) Proposed maximum aggregate value of transaction:

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[ ]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

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     2)  Form, Schedule or Registration Statement No.:

         -------------------------------------------------------

     3)  Filing Party:

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     4)  Date Filed:

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


                                   ASA LIMITED

                                  PADDOCK VIEW
                               36 WIERDA ROAD WEST
                           SANDTON 2196, SOUTH AFRICA

                                   ----------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                   ----------

      NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of ASA LIMITED will be held on Friday, February 5, 1999, at 10:00 A.M., New York City time, at Bayard's (India House), One Hanover Square, New York, N.Y., U.S.A., for the purpose of considering and acting upon the following business:

            1. The election of a Board of Directors.

            2. A proposal to appoint Arthur Andersen as independent public accountants to hold office until the next Annual Meeting of Shareholders and to audit the accounts of the Company for the fiscal year ending November 30, 1999.

            3. Such other business as may properly come before the meeting or any adjournment thereof.

                                               ROBERT J.A. IRWIN
                                                  Chairman of the Board

December 28, 1998

      Each shareholder entitled to vote at the meeting is entitled to appoint one or more proxies, who need not be shareholders, to attend the meeting and to vote and speak on his or her behalf. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE DATE AND SIGN THE ACCOMPANYING PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ADDRESSED ENVELOPE. Any shareholder who submits a completed proxy form is entitled to attend the meeting and to vote in person, should that shareholder decide to do so.

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           NOTICE OF LOCATION CHANGE FOR ANNUAL SHAREHOLDERS' MEETING
           ----------------------------------------------------------

      THE ANNUAL MEETING OF SHAREHOLDERS WILL BE HELD ON FRIDAY, FEBRUARY 5, 1999 AT 10:00 A.M. AT BAYARD'S (INDIA HOUSE), ONE HANOVER SQUARE, NEW YORK CITY.

              THE MEETING WILL NOT BE HELD AT THE PARK LANE HOTEL.
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

                                 PROXY STATEMENT

                                   ----------

                     SOLICITATION AND REVOCATION OF PROXIES

      The enclosed proxy is solicited by the Board of Directors of ASA Limited for use at the Annual Meeting of the Company's shareholders to be held on February 5, 1999. The proxy may be revoked by the shareholder giving it at any time prior to its use at the meeting by an instrument in writing delivered to the United States Secretary, c/o LGN Associates, P.O. Box 269, 140 Columbia Turnpike, Florham Park, N.J. 07932 or delivered to him at the meeting.

      The expense of preparing, assembling, printing and mailing the form of proxy and the material used for the solicitation of proxies will be paid by the Company. In addition to the solicitation of proxies by use of the mails, the Company will retain D.F. King & Co., Inc., New York, N.Y. to aid in the solicitation of proxies. Such solicitation will be by mail and telephone. For these services the Company will pay D.F. King & Co., Inc. a fee, plus reimbursement of its out-of-pocket expenses and disbursements, estimated in the aggregate at approximately $35,000. The Company will also reimburse brokers, nominees and fiduciaries who are record owners of shares of the Company for the out-of-pocket and clerical expenses of transmitting copies of the proxy material to the beneficial owners of such shares. The approximate mailing date of the proxy statement and form of the proxy will be December 28, 1998.

                              VOTING AT THE MEETING

      Only shareholders of record at the close of business on January 29, 1999 will be entitled to vote except that a person who at least 48 hours before the meeting satisfies the directors that he has the right to transfer shares into his name in consequence of the death or bankruptcy of any shareholder of record shall be entitled to vote such shares. Proof of any such right should be presented to the United States Secretary, c/o LGN Associates, P.O. Box 269, 140 Columbia Turnpike, Florham Park, N.J. 07932. There are 9,600,000 shares of the Company outstanding, each of which is entitled to one vote. Each valid proxy received in time will be voted at the meeting in favor of each proposal except as contrary instructions are indicated, in which event such instructions will be followed.

      The Company does not know of any beneficial owner of more than five percent of the Company's outstanding shares.

      The Annual Report of the Company for the fiscal year ended November 30, 1998, including financial statements, accompanies this proxy statement and will also be mailed to each person who becomes a shareholder of the Company on or before January 29, 1999.

                                     QUORUM

      The Company's organizational documents provide that the presence at a shareholder meeting in person or by proxy of at least 50% of the shares of the Company constitutes a quorum for the Company. Thus, the Meeting could not take place on its scheduled date if less than 50% of the shares were represented. If, by the time scheduled for the Meeting, a quorum of shareholders is not present or if a quorum is present but sufficient votes in favor of any of the items are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further soliciting of proxies from the Company's shareholders. Any such adjournment will require the affirmative vote of a majority of the shares of the Meeting being adjourned that are present (in person or by proxy) at the session of the meeting to be adjourned. The persons named as proxies will vote in favor of any such adjournment if they determine that such adjournment and additional solicitation are reasonable and in the interest of the shareholders.

      In tallying shareholder votes, abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted for purposes of determining whether a quorum is present for purposes of convening the Meeting, but will not be counted as "votes cast," and, thus, will have no effect on the result of the vote.

                             CURRENCY EXCHANGE RATES

      The Company is a South African company and its only office is located in South Africa. Its accounts are maintained and most of its transactions are effected in rand, the currency of the Republic of South Africa. Rand amounts are, therefore, used in this proxy statement except for payments made in United States dollars and except that dollar figures in parentheses are dollar translations of rand amounts at the exchange rates in effect at the time of the transactions. The official exchange rate floats under supervision of the South African Reserve Bank. On November 30, 1998 the official exchange rate was R5.69 to the dollar ($0.18 to the rand). For a fuller discussion of the effect of fluctuations in the currency exchange rate, see the Company's Annual Report for 1998 enclosed with this proxy statement.

                              ELECTION OF DIRECTORS

      It is intended that the persons named in the enclosed proxy, unless contrary instructions are given, will vote such proxy for the election of the nominees listed below to serve as directors of the Company until the next Annual Meeting of Shareholders. Each nominee, except for Messrs. Joseph C. Farrell and James G. Inglis, was elected to serve as a director of the Company at the Annual Meeting of Shareholders held on February 6, 1998. Each nominee has consented to serve if elected. In the event that any of the nominees is unable or declines to serve as a director, an event which the management of the Company does not anticipate, proxies may be voted at the meeting for the election of another person in his stead. Each director's age is indicated in parentheses after his name. Except as otherwise indicated, each nominee's principal occupation has been his principal occupation for at least the last five years and share ownership is his beneficial ownership of the Company's shares as of November 30, 1998.

Robert J. A. Irwin* (71) ........   Mr. Irwin has served as Chairman of the
                                      Board since 1993 and as a director since
                                      February 1987 and as Deputy Chairman of
                                      the Company from February 1989 to February
                                      1993. He is a member of the Advisory
                                      Boards of M&T Bank Corporation and
                                      Manufacturers and Traders Trust Co. He
                                      owns 1,700 shares, including 142 owned by his wife.

Henry R. Breck* (61) ............   Mr. Breck has served as a director since
                                      February 1996 and United States Secretary since August 1997. He served previously as a director from February 1987 to August 1989. He is Chairman and a director of Ark Asset Management Co., Inc., a registered investment adviser. He owns 1,000 shares.

Harry M. Conger (68) ............   Mr. Conger has served as a director of the
                                      Company since January 1984. He was
                                      Chairman and a director of Homestake
                                      Mining Company until his retirement in
                                      July 1998. He is also a director of Apex
                                      Silver Mines, CalMat Company and Pacific
                                      Gas & Electric Company. He owns 1,100
                                      shares.

Chester A. Crocker (57) .........   Mr. Crocker has served as a director since
                                      February 1996. He is a Research Professor of Diplomacy, School of Foreign Service, Georgetown University. He is also Chairman of United States Institute of Peace and President, Crocker Group (consultants); a director of Minorco, S.A. and the Corporate Council on Africa. He owns 400 shares.

----------
* An "interested person" of the Company as such term is defined in the United States Investment Company Act of 1940, by reason of being an officer of the Company.

Joseph C. Farrell (63) ..........   Mr. Farrell is being nominated as a director
                                      at the February 5, 1999 Annual
                                      Shareholders' meeting. He was Chairman,
                                      President and CEO of The Pittston Company from September 1991 until his retirement in February 1998. He is a director of Universal Corporation and
                                      Aeroquip-Vickers, Inc. and various
                                      non-profit organizations.

James G. Inglis (54) ............   Mr. Inglis has served as a director of the
                                      Company since May 1998. He has been an
                                      Executive Director of Melville Douglas
                                      Investment Management (Pty) Ltd. since
                                      1997, and prior thereto he was the
                                      Managing Director of Liberty Asset
                                      Management Limited, and a director of
                                      Liberty Holdings Limited. He is a director of Melville Douglas Investment Trust Limited and Millennium Entertainment Group Africa Ltd. He also serves on the Investment Committees of a number of charitable funds and is a Trustee of the Independent Schools Pension Fund of South Africa. As a resident of South Africa he is prevented by the Company's Articles of Association from owning shares of the Company.

Ronald L. McCarthy* (65) ........   Mr. McCarthy has served as a director of the
                                      Company since November 1988 and as
                                      Managing Director of the Company since
                                      that date. As a resident of South Africa he is prevented by the Company's Articles of Association from owning shares of the Company.

Malcolm W. MacNaught (61) .......   Mr. MacNaught has served as a director of
                                      the Company since February 1998. He is a director of Lion Selection Trust Ltd., a Pooled Development Fund for the benefit of Australian mining companies and Meridian Gold Ltd. He was a Vice President and Portfolio Manager at Fidelity Investments and retired in October 1996. He owns 1,000 shares.

Robert A. Pilkington (53) .......   Mr. Pilkington has served as a director of
                                      the Company since 1979. He is an
                                      investment banker and since 1985 a
                                      Managing Director of Warburg Dillon Read
                                      LLC and its predecessor companies. He is a director of Avocet Mining PLC. He owns 1,000 shares.

Gavin W.H. Relly (72) ...........   Mr. Relly has served as a director of the
                                      Company since February 1991. He retired as
                                      Chairman of the Board of Anglo American
                                      Corporation of S.A. in March 1990. As a
                                      resident of South Africa he is prevented by the Company's Articles of Association from owning shares of the Company.

A. Michael Rosholt (78) .........   Mr. Rosholt has served as a director of the
                                      Company since 1982. He was Chairman of
                                      Barlow Rand Limited (financial, industrial and mining corporation) through 1990. He is a director of various South African companies. As a resident of South Africa he is prevented by the Company's Articles of Association from owning shares of the Company.

----------
* An "interested person" of the Company as such term is defined in the United States Investment Company Act of 1940, by reason of being an officer of the Company.

      Messrs. Reginald H. Jones and Wesley A. Stanger, Jr., who are currently directors of the Company, are retiring and will not stand for re-election.

      The total security ownership of the officers and directors (including nominees) of the Company is 10,200 shares, which constitutes less than 1% of the Company's outstanding shares.

      The Board has an Audit Committee and a Compensation Committee, but does not have a Nominating Committee. The current members of the Audit Committee are Messrs. Conger (Chairman), Breck and Jones. The functions of the Audit Committee are to meet with the Company's independent auditors to determine whether satisfactory accounting procedures are being followed by the Company and whether its internal controls are adequate; to review fees charged by the auditors; and generally to determine whether the scope of the auditor's services is adequate and to discuss matters relevant to such services. The current members of the Compensation Committee are Messrs. Jones (Chairman), Conger, Pilkington, Rosholt and Stanger. The function of the Compensation Committee is to make recommendations regarding the salaries of officers of the Company.

      During the fiscal year ended November 30, 1998 there were four meetings of the Board of Directors, one meeting of the Audit Committee and two meetings of the Compensation Committee. All the directors attended more than 75% of the meetings.

                               EXECUTIVE OFFICERS

      The current executive officers of the Company are Mr. Irwin, who has been Chairman of the Board since February 1993, Mr. Stanger, who has been Treasurer since 1985, Mr. McCarthy, who has been Managing Director since November 1988 and Mr. Breck who has been United States Secretary since August 1997. Mr. Stanger, who is retiring from the Board after 40 years of dedicated service, is expected to continue to provide his counsel to the Company as a Director Emeritus. Executive officers are elected at the first Board of Directors' meeting after each annual meeting of shareholders to serve for the ensuing year.

                COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

      The Company does not know of any person who was a director, officer or beneficial owner of more than 10 percent of the Company's shares who failed to file on a timely basis, during the fiscal year ended November 30, 1998, reports required by Section 16(a) of the Securities Exchange Act of 1934.

                             SOUTH AFRICAN SECRETARY

      The South African Secretary of the Company is Ranquin Associates, Paddock View, 36 Wierda Road West, Sandton 2196, South Africa, which has served in such capacity since February 1990. The principal of Ranquin Associates is Mr. McCarthy's son, an independent Certified Financial Accountant engaged in public practice. Ranquin Associates received a fee of R522,500 ($96,434) in the fiscal year ended November 30, 1998.

                                  COMPENSATION

      Each non-South African director receives an annual fee of $15,000 for his services as a director and a fee of $500 for each Board meeting that he attends. Each South African director receives the rand equivalent of $15,000 (approximately R85,350 based upon the official exchange rate of R5.69 to the dollar as of November 30, 1998) as an annual fee for his services as a director and the rand equivalent of $1,000 (R5,690 based on the same exchange rate) for each Board meeting that he attends. The Company pays to any retired director who served as a director for at least twelve years an annual retainer equal to 75% of the annual directors' fee from time to time in effect. Directors retiring after attaining the age of 70 are entitled to such retainer for life; directors retiring prior to attaining such age for the lesser of life or the number of years they served as a director.

      A summary of the compensation and benefits for the directors and officers is shown below. Compensation and benefits payable in rand are shown with United States dollar equivalents. Reference is made to the information under "Currency Exchange Rates" on page 2 of this proxy statement for information concerning currency exchange rates between the South African rand and the United States dollar.

                                                 PENSION OR
                                                 RETIREMENT
                                                  BENEFITS      ESTIMATED        TOTAL
                                   AGGREGATE     ACCRUED AS      ANNUAL       COMPENSATION
                                 COMPENSATION      PART OF      BENEFITS      FROM COMPANY
 NAME OF PERSON,                     FROM          COMPANY        UPON           PAID TO
    POSITION                        COMPANY       EXPENSES(1)  RETIREMENT(2)   DIRECTORS(3)
------------------              -------------  --------------  -------------  -------------
Robert J.A. Irwin,                  $137,000       $25,000        $21,858         $17,000
 Chairman, Chief Executive
 Officer and Director

Wesley A. Stanger, Jr.,              $42,000          --          $43,754         $17,000
 Treasurer and
 Director

Ronald L. McCarthy,                 R454,317          --          R64,013        R104,317
 Managing Director                  ($83,987)         --         ($11,250)       ($19,000)
 and Director

Henry R. Breck,                      $17,000          --          $11,250         $17,000
 U.S. Secretary and
 Director

Harry M. Conger,                     $17,000          --          $11,250         $17,000
 Director

Chester A. Crocker,                  $17,000          --          $11,250         $17,000
 Director

James G. Inglis,                     R86,308                      R64,013         R86,308
 Director                           ($14,250)                    ($11,250)       ($14,250)

Reginald H. Jones,                   $17,000          --          $11,250         $17,000
 Director

Malcolm W. MacNaught,                $17,000          --          $11,250         $17,000
 Director

Robert A. Pilkington,                $17,000          --          $11,250         $17,000
 Director

Gavin W.H. Relly,                   R104,317          --          R64,013        R104,317
 Director                           ($19,000)         --         ($11,250)       ($19,000)

A. Michael Rosholt,                 R104,317          --          R64,013        R104,317
 Director                           ($19,000)         --         ($11,250)       ($19,000)

----------
(1) The amount shown is the amount payable under an annuity policy for the benefit of Mr. Irwin purchased by the Company in fiscal 1993 at an annual cost to the Company of $25,000 per year. The Company previously purchased and completed payment for an annuity policy for Mr. Stanger.

(2) All directors qualify to receive retirement benefits if they have served the Company for at least twelve years prior to retirement. The amount shown for each director is the total benefits which are or would be payable to such person assuming such director had served twelve years as of November 30, 1998. The amounts shown for Messrs. Irwin and Stanger include the retirement benefits payable to them as directors and the amounts paid or payable to them under the annuity contracts purchased for their benefit by the Company (see (1) above).

(3)   Includes only the amounts payable for service as a director.

                             APPOINTMENT OF AUDITORS

      There will be presented to the meeting a proposal to appoint Arthur Andersen as independent public accountants to hold office until the next Annual Meeting of Shareholders and to audit the accounts of the Company for the fiscal year ending November 30, 1999. Arthur Andersen has offices in Johannesburg, South Africa and in New York, N.Y. in the United States. Arthur Andersen has no direct or indirect interest in the Company, except in its capacity as an auditor of the Company's accounts.

      A favorable vote of the holders of a majority of the outstanding shares present at the meeting in person or by proxy will be required for the adoption of the above proposal.

      A representative of Arthur Andersen LLP is expected to be present at the meeting with the opportunity to make a statement if he or she desires to do so, and is expected to be available to respond to appropriate questions.

                              SHAREHOLDER PROPOSALS

      In order for a shareholder proposal to be included in the Proxy Statement and Proxy for the 2000 Annual Meeting, the proposal must be received by the Company no later than August 30, 1999.

                                  OTHER MATTERS

      The management of the Company knows of no other business which will be presented for consideration at the meeting, but should any other matters requiring a vote of shareholders arise, the persons named in the enclosed proxy will vote thereon in accordance with their best judgment.

                                            ASA LIMITED


                                            ROBERT J.A. IRWIN
                                            CHAIRMAN OF THE BOARD

December 28, 1998

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                                   ASA LIMITED

P          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
R
O     The signer on the reverse side of this proxy, a shareholder of ASA
X     Limited, hereby appoints Henry R. Breck and Lawrence G. Nardolillo, and
Y each of them, proxies with power of substitution, to vote at the Annual Meeting of Shareholders of the Company to be held on February 5, 1999, and at all adjournments thereof, all shares of the Company standing in his name.

      The shareholder may here write the name of a proxy of his own choice to vote his shares ________________________________________________________
      ________________________________________________________________________

      The shareholder may here write the name of an alternate proxy __________
      ________________________________________________________________________

      A majority of said proxies, or their substitutes, who shall be present and acting at said meeting (or in case but one shall be present and acting, then that one) shall have and may exercise all the powers of said proxies hereunder.

      Each shareholder entitled to vote at the meeting is entitled to appoint one or more proxies, who need not be shareholders, to attend the meeting and to vote and speak on his behalf.

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING YOU ARE REQUESTED TO DATE AND SIGN THIS PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE.

                                                              -----------
                                                              SEE REVERSE
                                                                 SIDE
                                                              -----------

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                        _
     PLEASE MARK YOUR  |                                         |
|X|  VOTES AS IN THIS                                            |       0224
     EXAMPLE.                                                    |______

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED. IN CASE NO INSTRUCTIONS ARE GIVEN AS TO ANY ITEMS SET FORTH IN THIS PROXY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE IN FAVOR OF SUCH ITEMS, AND IN THE DISCRETION OF THE PROXIES NAMED HEREIN, UPON OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING.

        --------------------------------------------------------------
        THE BOARD OF DIRECTORS RECOMMENDS VOTING FOR PROPOSALS 1 AND 2
        --------------------------------------------------------------

Nominees for Director                   INSTRUCTIONS
  R.J.A. Irwin, H.R. Breck,                TO VOTE AGAINST ANY INDIVIDUAL CROSS
  H.M. Conger, C.A. Crocker,               HIS NAME WITH AN X; TO ABSTAIN STRIKE
  J.C. Farrell, J.G. Inglis,               A LINE THROUGH HIS NAME
  R.L. McCarthy, M.W. MacNaught,
  R.A. Pilkington, G.W.H. Relly,
  A.M. Rosholt,

                                               FOR    AGAINST    ABSTAIN

  1. Election of Directors                     |_|      |_|        |_|

  2. Appointment of Independent Accountants    |_|      |_|        |_|




SIGNATURE(S)___________________________________    DATE__________________

NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as Executor, Administrator, Trustee or Guardian, please give full title as such.

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